                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): November 14, 2001


                             Birmingham Steel Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                                   1-9820                              13-3213634
(State or other jurisdiction of                 Commission File No.)                      (IRS Employer
         incorporation)                                                                Identification No.)

         1000 Urban Center Drive, Suite 300, Birmingham, Alabama 35242
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (205) 970-1200

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER MATTERS.

         On November 14, 2001, Birmingham Steel issued a press release announcing that it had signed a definitive agreement to sell its mini-mill facility in Cartersville, Georgia to AmeriSteel Corporation, a U.S. subsidiary of Gerdau S.A. of Rio de Janeiro, Brazil.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits.


Exhibit Reference Number                     Exhibit Description
------------------------                     -------------------
        99.1                        Birmingham Steel Corporation's press release
                                    dated November 14, 2001

-------------------
*    Filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Birmingham Steel Corporation



Date: November 15, 2001            By: /s/ J. Daniel Garrett
                                      -----------------------------------------
                                   Name:  J. Daniel Garrett
                                   Its:   Chief Financial Officer and Vice
                                          President - Finance